                                                                 Exhibit 10.9(b)

                          FIRST AMENDMENT AND WAIVER
                                      TO
                           SECURED CREDIT AGREEMENT


          THIS FIRST AMENDMENT AND WAIVER dated as of August 27, 1996 is entered into by and among Einstein/Noah Bagel Corp. (f/k/a Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America Illinois, an Illinois banking corporation, as Agent for the Lenders (herein, in such capacity, the "Agent").

                               W I T N E S E T H:
                               -----------------

          WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of May 17, 1996 (herein called the "Credit Agreement");

          WHEREAS, the Borrower wishes to enter into a Lease Agreement with Harlan Bagel Supply Company, LLC, an Indiana limited liability Company, ("Harlan"), pursuant to which Harlan would lease from the Borrower capital equipment with a fair market value of up to $12,000,000 (the "Lease Transaction")

          WHEREAS, since Harlan is not authorized to operate Stores it would not constitute a "Franchisee" and so the Borrower would not be permitted to enter into the Lease Transaction; and

          WHEREAS, subject to the terms and conditions set forth herein the Agent and the Lenders are willing to amend the Credit Agreement so as to, among other things, permit the Lease Transaction.

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:

          SECTION 1.  AMENDMENTS.

          Upon receipt of the documents to be delivered by the Borrower pursuant to Section 3 below, and in reliance on the Borrower's warranties set forth in
Section 4 below, as of the date hereof the Credit Agreement and the other Loan Documents shall be hereby amended as follows:

          (a) All references in any Loan Document to "Einstein Bros. Bagels, Inc." are amended to read "Einstein/Noah Bagel Corp."

          (b) Section 6.7 of the Credit Agreement is amended by adding at the end of each Section a new clause (8) which reads as follows:

               "(8) The Borrower may lease capital equipment to Harlan Bagel Supply Company, LLC, an Indiana limited liability company ("Harlan"), pursuant to that certain Lease Agreement dated as of August 23, 1996 between the Borrower and Harlan; provided that the fair market value of such capital equipment shall at no time exceed $12,000,000."

          (c) Section 7.5 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 7.5 Maximum Senior Indebtedness to EBITDAL. Maintain as of the last day of each Computation Period occurring during the fiscal quarters of the Borrower set forth below, a ratio of Senior Indebtedness to EBITDAL for such Computation Period of not greater than the ratio set forth below opposite the respective fiscal period in which such Computation Period occurs:

          Fiscal Quarter/Year            Senior Indebtedness
          -------------------            to EBITDAL
                                         ----------

             2nd and 3rd, 1996           4.00:1.00
             thereafter                  3.00:1.00"

          (d) Clause (3) of Schedule 1.1(A) of the Credit Agreement is amended to read in its entirety as follows:

               "(3) As security for the Franchisee Debt, the Franchisee shall have granted to the Borrower a first priority Lien (subject to the types of Liens described in Clauses (4) through (11) of Section 6.1 of the Agreement, without giving effect to Clause 11 (d) of such Section 6.1) on all of the assets of the Franchisee, including, without limitation, all real and personal property of such Franchisee and all leasehold interests of such Franchisee which are entered into after May 17, 1996 (unless after Franchisee's best efforts (which shall not require unreasonable efforts) Franchisee is unable to obtain the consent of the respective landlord for such leasehold to the extent such consent is required) which Lien has been duly assigned to the Agent for the benefit of the Banks."

          SECTION 2.  WAIVER.

          The Agent and Lenders hereby waive non-compliance by the Borrower with the terms of Section 6.14 of the Credit Agreement and Sections 3 and 6 of the BCI Subordination Agreement, such waiver to be solely with respect to any payments of the BCI Non-Convertible Debt which are made between October 5 and October 12, 1996; provided, that (i) at all times between August 7, 1996 and October 5, 1996 no Revolving Loans are outstanding under the Credit Agreement and (ii) the amount of such payments of the BCI Non-Convertible Debt shall not exceed the amount of borrowings by the Borrower under the BCI Non-Convertible Debt made from and including August 7, 1996 to but excluding October 5, 1996.

          SECTION 3.  CERTAIN DOCUMENTS.

          Concurrently herewith the Borrower has delivered the following to the Agent, each duly executed and appropriately dated and in form and substance satisfactory to the Agent:

          (a) Certificate of the Borrower. A certificate of the Secretary of the Borrower certifying a true and correct copy of the Lease Agreement referred to in Section 6.7 of the Credit Agreement, as executed and delivered by all parties thereto; and

          (b) Miscellaneous. Such other approvals, opinions or documents as the Agent may reasonably request.

          SECTION 4.  WARRANTIES.

          To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b) No Default or Event of Default has occurred and is continuing.

          SECTION 5.  GENERAL.

          (a) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          (b) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (c) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the Agent and respective successors and assigns of the Lenders and the Agent.

          (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

          (e) The Borrower hereby notifies all parties hereto that its designated address for notice purposes under Section 10.2 of the Credit Agreement is 14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401,
Telephone: (303) 215-9300; Facsimile: (303) 216-3490.

Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By: /s/ Paul A. Strasen
                                  -------------------------------
                                  Title: Vice President
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Agent

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Lender

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              LASALLE NATIONAL BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By: /s/ Paul A. Strasen
                                  -------------------------------
                              Its: Vice President
                                   ------------------------------


                              BALTIMORE BAGEL CO.

                              By: /s/ Paul A. Strasen
                                  -------------------------------
                              Its: Vice President
                                   ------------------------------

                              NOAH'S NEW YORK BAGELS, INC.

                              By: /s/ Paul A. Strasen
                                  -------------------------------
                              Its: Vice President
                                   ------------------------------


                              BRACKMAN BROTHERS OF IDAHO, INC.

                              By: /s/ Paul A. Strasen
                                  -------------------------------
                              Its: Vice President
                                   ------------------------------

Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Agent

                              By: /s/ David A. Johanson
                                  -------------------------------
                                  Title: David A. Johanson
                                         ------------------------
                                         Vice President


                              BANK OF AMERICA ILLINOIS, as Lender

                              By: /s/ Authorized Signatory
                                  -------------------------------
                                  Title: Vice President
                                         ------------------------


                              LASALLE NATIONAL BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By:
                                  -------------------------------
                              Its:
                                   ------------------------------

Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Agent

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Lender

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              LASALLE NATIONAL BANK


                              By: /s/ John C. Thurston
                                  -------------------------------
                                  Title: Commercial Loan Officer
                                         ------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By:
                                  -------------------------------
                              Its:
                                   ------------------------------


                              BALTIMORE BAGEL CO.

                              By:
                                  -------------------------------
                              Its:
                                   ------------------------------

Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Agent

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              BANK OF AMERICA ILLINOIS, as Lender

                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              LASALLE NATIONAL BANK


                              By:
                                  -------------------------------
                                  Title:
                                         ------------------------


                              HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Authorized Signatory
                                  -------------------------------
                                  Title: Senior Vice President
                                         ------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By:
                                  -------------------------------
                              Its:
                                   ------------------------------


                              BALTIMORE BAGEL CO.

                              By:
                                  -------------------------------
                              Its:
                                   ------------------------------


                                      -5-